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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 4, 1998


                                   AMNEX, INC.
                   ---------------------------------------
             (Exact name of Registrant as Specified in its Charter)



    New York                       0-27898                       11-2790221
----------------            ---------------------           ------------------
(State or Other             (Commission File No.)            (IRS Employer
 Jurisdiction of                                            Identification No.)
 Incorporation)



     6 Nevada Drive, Lake Success, New York                    11042
     --------------------------------------                 ----------
    (Address of Principal Executive Offices)                (Zip Code)


                                 (516) 326-2540
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.           Other Events.

Issuance of Common Stock and Warrants

         General Terms. On February 4, 1998, the Registrant entered into a Stock Purchase Agreement (the "Common Stock Purchase Agreements") with a small group of executive officers and directors of the Registrant (the "Common Stock Investors") pursuant to which the Common Stock Investors purchased Common Stock. The Common Stock Investors purchased a total of 537,930 shares of Common Stock at price of $1.16 per share (the "Investor Common Shares").

Exemption from Registration; Use of Proceeds

         The Investor Common Shares were all offered and sold in a private placement pursuant to provisions of Section 4(2) of the Act. The Common Shares were offered to the Common Stock Investors, each of which is an accredited investor. The Registrant will utilize the net proceeds from the sale of the Common Shares for working capital and general corporate purposes.

Registration Rights.

         The Registrant agreed, pursuant to the Common Stock Purchase Agreements, to use its best efforts to prepare and file, by March 6, 1998, a registration statement with respect to the Common Shares (together with the registration statement referred to below, the "Registration Statement").

Reference to Agreements

         The above discussion is qualified in its entirety by the Common Stock Purchase Agreement. All of the above documents are attached (or incorporated by reference) as exhibits to this report.


Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits.

         (a)  Financial Statements of Businesses Acquired.
              Not applicable.

         (b)  Pro Forma financial Information.
              Not applicable.

         (c)  Exhibits.

              Exhibit No.                 Description
              -----------                 -----------

                10.1 Form of Stock Purchase Agreement between AMNEX, Inc. and the Investor named therein, including schedule of differences between such agreement and the Stock Purchase Agreement, dated February 4, 1998,

                                       2

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                              among AMNEX, Inc., Alan Rossi, Peter Izzo, Cynthia
                              Terrell, Francesco Galesi, Harry Thompson, and A. Jones Yorke.

                                       3

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMNEX, Inc.



                                   By  /s/ Alan J. Rossi
                                       -----------------
                                       Alan J. Rossi
                                       Chief Executive Officer



Date:  February 10, 1998

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                                  EXHIBIT INDEX


       Exhibit No.                       Description
       -----------                       -----------

        10.1 (1) Form of Stock Purchase Agreement between AMNEX, Inc. and the Investor named therein, including schedule of differences between such agreement and the Stock Purchase Agreement, dated February 4, 1998, among AMNEX, Inc., Alan Rossi, Peter Izzo, Cynthia Terrell, Francesco Galesi, Harry Thompson, and A. Jones Yorke.

--------------------
(1)      Form of Stock Purchase Agreement incorporated by reference to Exhibit
         10.5 of Registrant's Current Report on Form 8-K dated December 24, 1997. Attachments to Form of Stock Purchase Agreement set forth herein.

                                       5